Fees Summary	Aug. 20, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	2,562.54
Total Transaction Valuation	16,737,693.51
Total Offset Amount	0
Net Fee	$ 2,562.54